                                                                    Exhibit 8(f)


April 30, 1999



Mr. Mark E. Swanson
Treasurer
Russell Insurance Funds
909 A Street
Tacoma, WA  98402

RE:  Russell Insurance Funds -- Multi-Style Equity Fund ("Fund")

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as manager of Russell Insurance Funds ("RIF"), agrees to waive, until April 30, 2000, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's daily net assets on an annual basis. FRIMCo also agrees to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.92% of average daily net assets on an annual basis. This agreement, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:________________________________
   Eric A. Russell
   President

Accepted and Agreed:

RUSSELL INSURANCE FUNDS


By:________________________________
   Mark E. Swanson
   Treasurer

                                                                    Exhibit 8(f)


April 30, 1999



Mr. Mark E. Swanson
Treasurer
Russell Insurance Funds
909 A Street
Tacoma, WA  98402

RE:  Russell Insurance Funds -- Aggressive Equity Fund ("Fund")

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as manager of Russell Insurance Funds ("RIF"), agrees to waive, until April 30, 2000, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis. FRIMCo also agrees to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.25% of average daily net assets on an annual basis.. This agreement, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:________________________________
   Eric A. Russell
   President

Accepted and Agreed:

RUSSELL INSURANCE FUNDS


By:________________________________
   Mark E. Swanson
   Treasurer

                                                                    Exhibit 8(f)


April 30, 1999



Mr. Mark E. Swanson
Treasurer
Russell Insurance Funds
909 A Street
Tacoma, WA  98402

RE:  Russell Insurance Funds -- Non-U.S. Fund ("Fund")

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as manager of Russell Insurance Funds ("RIF"), agrees to waive, until April 30, 2000, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis. FRIMCo also agrees to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.30% of average daily net assets on an annual basis. This agreement, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:________________________________
   Eric A. Russell
   President

Accepted and Agreed:

RUSSELL INSURANCE FUNDS


By:________________________________
   Mark E. Swanson
   Treasurer

                                                                    Exhibit 8(f)


April 30, 1999



Mr. Mark E. Swanson
Treasurer
Russell Insurance Funds
909 A Street
Tacoma, WA  98402

RE:  Russell Insurance Funds -- Core Bond Fund ("Fund")

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as manager of Russell Insurance Funds ("RIF"), agrees to waive, until April 30, 2000, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis. FRIMCo also agrees to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.80% of average daily net assets on an annual basis. This agreement, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:________________________________
   Eric A. Russell
   President

Accepted and Agreed:

RUSSELL INSURANCE FUNDS


By:________________________________
   Mark E. Swanson
   Treasurer

                                                                    Exhibit 8(f)


April 30, 1999



Mr. Mark E. Swanson
Treasurer
Russell Insurance Funds
909 A Street
Tacoma, WA  98402

RE:  Russell Insurance Funds -- Real Estate Securities Fund ("Fund")

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as manager of Russell Insurance Funds ("RIF"), agrees to waive, until April 30, 2000, a portion of its management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis. FRIMCo also agrees to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of average daily net assets on an annual basis. This agreement, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:________________________________
   Eric A. Russell
   President

Accepted and Agreed:

RUSSELL INSURANCE FUNDS


By:________________________________
   Mark E. Swanson
   Treasurer